SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2017

CANNONAU CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-145876	84-2870437
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

937 "Old Senecca Turnpike Road
Skaneateles, NY 13252-9318
(Address of principal executive offices)

(315) 558-3702
(Registrant's Telephone Number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01 CHANGE IN CONTROL OF REGISTRANT

On October 19th, 2017 the District Court, Clark County Nevada, pursunt to NRS 78.347, Custodian Management, LLC was appointed custodian of Pacific Blue Energy Corp. now known as Cannonau Corp.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description of Exhibits

10.1	APPLICATION FOR APPOIMTMENT OF CUSTODIAN
10.2	MOTION TO DISCHARGE CUSTODIANSHIP AND ENTER FINAL ORDER
10.3	NOTICE OF ENTRY OF ORDER
10.4	ORDER GRANTING APPOINTMENT OF CUSTODIAN
10.5	SUPPLEMENTAL DECLARATION FOR APPOINTMENT OF CUSTODIAN

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cannonau Corp.

Date:	March 10, 2020	9By:	/s/Carmen J. Carbona
		Name:	Carmen J. Carbona
		Title:	Chief Executive Officer